Supplement to Fidelity's Broadly Diversified International Equity Funds
December 29, 2000 Prospectus

Shareholder Meeting. On or about February 14, 2001, a meeting of the shareholders of Fidelity's Broadly Diversified International Equity Funds will be held to vote on various proposals. Shareholders of record on December 18, 2000 are entitled to vote at the meeting. Included is a proposal to revise Fidelity Aggressive International Fund's management fee to provide for lower fees when FMR's assets under management exceed $534 billion, to change the performance adjustment benchmark for the fund, and to allow FMR and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

Also included is a proposal to revise Fidelity Worldwide Fund's management fee to provide for lower fees when FMR's assets under management exceed $534 billion, to add a performance adjustment component to the management contract, and to modify the management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

IBD-00-05	December 29, 2000
1.474896.110

Supplement to Fidelity's Targeted International Equity Funds
December 29, 2000 Prospectus

Shareholder Meeting. On or about February 14, 2001, a meeting of the shareholders of Fidelity's Targeted International Equity Funds will be held to vote on various proposals. Shareholders of record on December 18, 2000 are entitled to vote at the meeting. Included is a proposal to revise Fidelity Pacific Basin Fund's management fee to provide for lower fees when FMR's assets under management exceed $587 billion, to change the performance adjustment benchmark for the fund, and to allow FMR and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

Also included is a proposal to change Fidelity Canada Fund from a diversified fund to a non-diversified fund. The primary purpose of this proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers. In addition, there is a separate proposal to amend the fund's fundamental investment limitation concerning industry concentration which would permit the fund to invest up to 35% of total assets in any industry that made up more than 20% of the Canadian market. These proposals recognize that the Canadian market has become increasingly concentrated in certain issuers in a small number of industries. For example, as of October 31, 2000, Nortel Networks accounted for approximately 23% of the Canadian market as represented by the Toronto Stock Exchange (TSE) 300. On that date, telephone equipment companies accounted for 23.7% of the market as represented by the TSE 300. If FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds. Similarly, if FMR invests a significant percentage of the fund's assets in a single industry, the fund's return could depend heavily on that industry's performance.

The proxy statement also includes a proposal to change Fidelity Emerging Markets Fund from a diversified fund to a non-diversified fund. The primary purpose of this proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers. This flexibility will allow the fund, where appropriate, to match or overweight positions relative to its benchmark index, the Morgan Stanley Capital International Emerging Markets Free Index, should the benchmark index become increasingly concentrated in a few issuers. If FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds.

Another proposal would change Fidelity Latin America Fund from a diversified fund to a non-diversified fund. The primary purpose of this proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers, in particular, issuers in the industry or industries dominant in the local market. This proposal recognizes that the Latin American market has become increasingly concentrated in a few issuers. For example, as of October 31, 2000, Telefonos de Mexico and Petrobras accounted for approximately 14.3% and 8.4%, respectively, of the Latin American market as represented by the Morgan Stanley Capital International Emerging Markets Free - Latin America Index. In addition, the proposal will allow the fund to use the flexibility permitted by its industry concentration policy (which allows the fund to invest up to 35% of its total assets in any industry that accounts for more than 20% of the Latin American market as measured by an index determined by FMR to be an appropriate measure of the Latin American market). As of October 31, 2000, telephone service companies accounted for approximately 23% of the Latin American market as represented by the index. If FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds. Similarly, if FMR invests a significant percentage of the fund's assets in a single industry, the fund's return could depend heavily on that industry's performance.

Also included is a proposal to change Fidelity Southeast Asia Fund from a diversified fund to a non-diversified fund. The primary purpose of this proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers. This proposal recognizes that the Southeast Asian market has become increasingly concentrated in a few issuers. For example, as of October 31, 2000, Hutchison Whampoa and China Mobile (Hong Kong) accounted for approximately 8.1% and 5.4%, respectively, of the Southeast Asian market as represented by the Morgan Stanley Capital International AC (All Country) Far East Free ex Japan Index. If FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

TIF-00-10	December 29, 2000
1.483702.119